UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

GUSKIN GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

 (Address of principal executive offices, Zip Code)

(408) 766-1511

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

GUSKIN GOLD CORP.

Form 8-K

Current Report

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2021, Edward Somuah, the Company’s current Chief Financial Officer (“CFO”), resigned from his position as CFO and Treasurer, and concurrently Mr. Mario Beckles, age 47, was appointed as the Company’s new CFO and Treasurer. Mr. Somuah shall remain as the Company’s current President, Secretary, and as a member of the Company’s Board of Directors.

Appointment of Mr. Beckles as Chief Financial Officer and Treasurer

Mr. Beckles has over 23 years of experience in financial reporting, financial accounting, tax and audit works. Mr. Beckles areas of expertise include, inter alia, information technology and retail. He began his career as a Senior Auditor with Deloitte and has since held positions as CFO of First Liberty Power Corp, a publicly traded mining company (FLPC), was a Partner at Jersey Fortress Capital Partners, a boutique investment banking firm or was a Senior Financial Reporting Analyst with SimplexGrinnell, a $2B Fire & Security Contractor. Mr. Beckles has operated Beckles & Co., an accounting, tax and business advisory company, for the past five years, and has been Chief Financial Officer of Boatim Inc. (OTC:BTIM) since March 2021. Mr. Beckles is a member of the American Institute of Certified Public Accountants and holds a CPA license with the state board of Florida.

In connection with his appointment, the Company and Mr. Beckles is expected to enter into an employment agreement. The details of the employment agreement have not been finally determined at this time. The Company will provide a description of such employment agreement in a future filing with the Securities and Exchange Commission following its execution.

Mr. Beckles has no family relationship with any director or executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no related party transactions as of the date hereof between Mr. Beckles and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On July 13, 2021, the Company issued a press release announcing the executive transition discussed above in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as will be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated July 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 14, 2021	GUSKIN GOLD CORP.

/s/ Naana Asante
Name: Naana Asante
Title: Chief Executive Officer

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